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                                                                EXHIBIT 10.20(a)




                                    THE LEASE
                          - THE MEMORANDUM OF RENEWAL -



Date:               April 7th, 2000


Lease Term:         For 2 years between May 1st, 2000 and April 30th, 2002.


Lease Office:       Gotanda Chuo Bldg. 2F
                    3-5, Higashi-Gotanda 2-chome,
                    Shinagawa-ku, Tokyo
                    (150.84 m2)


Lessor:             CHUO TOCHI K.K.
                    5-3, Yaesu 1-chome, Chuo-ku, Tokyo
                    Representative Director  Tadao KATSUTA


Lessee:             Genomic Solutions K.K.
                    3-5, Higashi-Gotanda 2-chome, Shinagawa-ku, Tokyo Representative Director Motonori AKAHORI